UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 23, 2013

Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 702-684-8000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 23, 2013, Diamond Resorts Corporation (“DRC”), a wholly-owned subsidiary of Diamond Resorts International, Inc. (the “Company”), announced the completion of its tender offer (the “Tender Offer”) to purchase for cash a portion of its outstanding 12.0% Senior Secured Notes Due 2018 (the “Notes”), which expired at 11:59 p.m., New York City time, on August 22, 2013 (the “Expiration Time”). Holders that validly tendered their Notes prior to the Expiration Time (and did not validly withdrawn their Notes prior to 5:00 p.m., New York City time, on August 22, 2013) were eligible to receive $1,120 per $1,000 principal amount of Notes (the “Tender Offer Consideration”), plus accrued and unpaid interest to (but excluding) the date of purchase (the “Accrued Interest”), subject to the Cap (as defined below).
As of the Expiration Time, $99,297,000 in aggregate principal amount of the outstanding Notes had been validly tendered and not validly withdrawn. On August 23, 2013, because the Tender Offer was oversubscribed, DRC accepted for purchase an aggregate principal amount of $50,560,000 of Notes on a prorated basis in the manner described in DRC's Offer to Purchase, dated July 26, 2013, which represents the aggregate principal amount of Notes that can be purchased by DRC for the aggregate amount of Tender Offer Consideration which, together with the Accrued Interest, equals $56,797,854 (the “Cap”), and paid such aggregate amount of Tender Offer Consideration and Accrued Interest for the aggregate principal amount of Notes accepted for purchase. Notes in an aggregate principal amount of $374,440,000 remain outstanding following the completion of the Tender Offer.
A copy of the press release announcing the foregoing is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company on August 23, 2013 (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.

August 23, 2013	By:	/s/ Howard S. Lanznar
	Name:	Howard S. Lanznar
	Title:	Executive Vice President and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on August 23, 2013